UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant. ☒ Filed by a Party other than the Registrant. ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material Pursuant to §240.14a-12

Travelport Worldwide Limited
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

This Schedule 14A filing consists of the following communications relating to the proposed acquisition of Travelport Worldwide Limited (the “Company”) by Toro Private Holdings III, Ltd., a private limited company organized under the laws of England and Wales (“Parent”) and Toro Private Holdings IV, Ltd., a Bermuda exempted company and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to the terms of an Agreement and Plan of Merger, dated December 9, 2018, by and among the Company, Parent and, following the execution of a joinder, Merger Sub:

(i)	Colleague FAQ;

(ii)	Q & A for LTIP participants;

(iii)	Q & A for ESPP participants (US);

(iv)	Q & A for ESIP participants (UK); and

(v)	Q & A for ASIP participants (Ireland).

Each item above was first used or made available on January 9, 2019.

Proposed acquisition of Travelport by affiliates of Siris Capital and Evergreen Coast Capital – updated colleague FAQ.

The below FAQ has been compiled in response to a handful of questions submitted by colleagues to askaquestion@travelport.com.

How will the acquisition impact employees who have joined an employee share-purchase arrangement?

•	There are three share purchase plans in place across Travelport - the Employee Stock Purchase Plan (ESPP) for US employees, the Employee Share Incentive Plan (ESIP) for UK employees and the Approved Share Incentive Plan (ASIP) for Irish employees – which differ according to the jurisdiction under which they operate.

•	We have emailed the members of all three plans sharing more information on the impact of the proposed acquisition on shares held in each plan.

•	If you are a member of a share purchase plan and have not received this email, please contact the Compensation and Benefits team directly: EquityPlans@travelport.com

Can I cash in any Travelport shares I own now rather than waiting until the transaction has completed?

•	In general, employees who are not Access Persons can sell shares at any time, as long as they are not in violation of Travelport’s securities trading policy (“Procedures Governing Securities Trades by Company Personnel”, available on Homeport) or general legal prohibitions on insider trading.

•	However, special rules may apply to sales of shares that are held in the share-purchase plans; please refer to the communications being distributed about the ESPP, ESIP and ASIP before selling any shares from those plans.

What does the acquisition mean in relation to 2018 bonus payouts?

•	With respect to the ProsperUs Bonus Plan for 2018, funding is not affected by the acquisition and will be calculated as usual based on the achievement of Adjusted Operating Income during the year.

•	The potential pay-out percentage for each employee will be determined based on the Company’s operational performance, as well as each employee’s individual performance rating. As in prior years any payouts are subject to the terms of the Plan.

What effect might this acquisition have on ongoing plans to reduce our workforce over the next several months?

•	It will be business as usual while the transaction process completes

•	The structural changes we are making are not linked to the acquisition but have been identified to address our cost base, efficiency and the changing dynamics of our business and they will continue.

Is the Travelport Severance Pay Plan for US Employees included in the “protected” benefits referenced in the FAQs shared on December 10 when the announcement was made?

•	Yes, Siris and Evergreen agreed to follow the Travelport Severance Pay Plan for US for the one-year period following the transaction closing.

Which of Travelport’s technology does Siris Capital really like and believe differentiates our company?

•	Siris has stated that Travelport fits into Siris’ technology portfolio of companies that provide solutions that are mission-critical to their customers’ businesses and revenue.

•	They have also said they believe Travelport shares many characteristics that it actively looks for in its investments:

o	Product and service offerings that are “mission critical” to customers;

o	Attractive industry and growth dynamics;

o	Strong technology platform and service delivery capabilities;

o	Embedded relationships with a diverse customer base;

o	Strong brand equity and competitive positioning;

o	Opportunities for organic and acquisition-driven growth; and

o	Experienced leadership teams.

Is the takeover by Siris and Evergreen hostile or friendly?

•	The board of directors of Travelport unanimously approved the agreement to be acquired by Siris and Evergreen and recommend that shareholders vote in favor of the transaction

Important Information For Investors And Shareholders

Important Information and Where to Find it

The proposed acquisition of Travelport Worldwide Limited (the “Company”) by Siris Capital Group, LLC (“Siris”) and Evergreen Coast Capital Corp (“Evergreen”) will be submitted to the shareholders of the Company for their consideration. In connection with the proposed transaction, the Company will file with the Securities and Exchange Commission (the “SEC”) a proxy statement with respect to a special meeting of the Company’s shareholders to approve the proposed transaction. The definitive proxy statement will be mailed to the Company’s shareholders. the Company also plans to file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SIRIS, EVERGREEN AND THE PROPOSED TRANSACTION. Investors and shareholders will be able to obtain free copies of the proxy statement and other documents containing important information about the Company, Siris and Evergreen, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at ir.travelport.com or by contacting the Company’s Investor Relations Department at +44 (0)1753 288 686.

Certain Information Regarding Participants

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 20, 2018, and in its proxy statement for its 2018 annual meeting of shareholders, which was filed with the SEC on April 25, 2018. To the extent holdings of the Company securities have changed since the amounts printed in the proxy statement for the 2018 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This communication does not constitute a solicitation of proxy, an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” that are not limited to historical facts, but reflect the Company’s current beliefs, expectations or intentions regarding future events. In some cases, you can identify forward-looking statements by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “potential,” “should,” “will”, and “would” or other similar words. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to the costs and other anticipated financial impacts of the proposed transaction; future financial and operating results of the Company; the Company’s plans, objectives, expectations and intentions with respect to future operations and services; approval of the proposed transaction by shareholders; the satisfaction of the closing conditions to the proposed transaction; and the timing of the completion of the proposed transaction.

All forward-looking statements involve significant risks and uncertainties that could cause future results to differ from those expressed by the forward-looking statements, many of which are generally outside the control of the Company and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, (i) the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive required shareholder or regulatory approvals, the taking of governmental action to block the proposed transaction, the inability to obtain required financing, or the failure of other closing conditions, and (ii) the possibility that expected financial results will not be realized, or will not be realized within the expected time period, because of, among other things, factors affecting the level of travel activity, particularly air travel volume, including security concerns, pandemics, general economic conditions, natural disasters and other disruptions; general economic and business conditions in the markets in which the Company operates, including fluctuations in currencies, particularly in the U.S. dollar, and the economic conditions in the Eurozone; pricing, regulatory and other trends in the travel industry; the Company’s ability to obtain travel provider inventory from travel providers, such as airlines, hotels, car rental companies, cruise lines and other travel providers; the Company’s ability to develop and deliver products and services that are valuable to travel agencies and travel providers and generate new revenue streams; maintenance and protection of the Company’s information technology and intellectual property; the impact on travel provider capacity and inventory resulting from consolidation of the airline industry; the impact the Company’s outstanding indebtedness may have on the way the Company operates its business; the Company’s ability to achieve expected cost savings from the Company’s efforts to improve operational and technology efficiency, including through the Company’s consolidation of multiple technology vendors and locations and the centralization of activities; the Company’s ability to maintain existing relationships with travel agencies and to enter into new relationships on acceptable financial and other terms; and the Company’s ability to grow adjacencies, such as payment and mobile solutions; and the impact on business conditions worldwide as a result of political decisions, including the United Kingdom’s decision to leave the European Union.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. The factors listed in the section captioned “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on February 20, 2018, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, filed with the SEC on May 3, 2018, the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, filed with the SEC on August 2, 2018, and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, filed with the SEC on November 1, 2018, provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described in the forward-looking statements. You should be aware that the occurrence of the events described in these risk factors and elsewhere could have an adverse effect on the Company’s business, results of operations, financial position and cash flows.

Forward-looking statements speak only as of the date the statements are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information except to the extent required by applicable securities laws. If the Company does update one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect thereto or with respect to other forward-looking statements. For any forward-looking statements contained in any document, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Q & A for LTIP equity award holders

What happens to any Travelport shares that I hold?

All owners of Travelport shares will receive $15.75 (USD) in cash for each share upon completion of the transaction. The payment will be made into the brokerage account where you hold your shares (generally, at Fidelity, for participants in our long-term incentive plans, or LTIPs). We anticipate that the funds will be deposited to your brokerage account within two business days after completion of the transaction.

While we cannot provide tax advice, our understanding is that, if you have certified your account and completed the W-9 (US persons) or W-8BEN (non-US persons) as requested by the broker, no taxes will be withheld on this transaction. Further, if you have not certified your account and completed the W-9 or W-8BEN, as appropriate, you may be subject to withholding of US taxes on the sale proceeds.

You may also be liable for capital gains taxes – or, potentially, a credit for capital losses – depending on how much you paid for the shares and the tax rules that apply to you.

What happens to LTIP equity awards – Restricted Share Units (RSUs), Performance Share Units (PSUs) and Stock Options?

Any RSUs, PSUs and Stock Options (with an exercise price less than $15.75) that remain outstanding at the completion of the transaction will be exchanged for cash.

o	Each outstanding unvested or vested RSU will be exchanged for $15.75 per RSU.
o	For PSUs, which also have a performance condition attached, you will receive $15.75 per PSU, with the number of units to be based on the following:
▪	For PSUs whose performance period has ended – for example, PSUs with vesting based on Travelport’s 2016-18 Adjusted EPS results, or the 2018 tranche of PSUs granted to employees of MTT (as it was then known) – vesting will be based on actual results for the specified performance period.
▪	For PSUs whose performance period is ongoing – for example, Travelport PSUs with vesting based on our 2017-19 or 2018-20 Adjusted EPS results – vesting will be based on the greater of (a) vesting at target performance (100%) or (b) the vesting percentage that would apply based on actual performance determined as if the applicable performance period ended immediately before completion of the transaction.
o	Each outstanding vested or unvested Stock Option will be exchanged for a cash amount equal to the positive difference, if any, between $15.75 and the exercise price for such Option. If the exercise price of the Stock Option is equal to or higher than $15.75, the Option will be automatically cancelled and no payment will be made.

These payments will be made, via payroll, as soon as practicable after the completion the transaction. They will be treated as employment income, and will be subject to withholding of taxes and national insurance contributions to the extent required by law.

1	Jan 2019

Q & A for LTIP equity award holders

What happens to any dividends which are accrued on the unvested RSUs and PSUs?

All “notional dividends” – an amount equal to any cash dividends declared on the shares underlying your RSUs and PSUs between the day they were granted and the vesting date – will also be paid to you in cash as soon as practicable after completion of the transaction.

These payments will be made, via payroll, as soon as practicable after completion of the transaction. They will be treated as employment income, and will be subject to withholding of taxes and national insurance contributions to the extent required by law.

What happens if I resign before the transaction has completed?

The usual rules for eligibility for vesting will continue to apply: if, before completion of the transaction, you have given notice of voluntary termination, you will not be eligible for this vesting, and your unvested RSUs, PSUs and Stock Options will be forfeited.

What happens if my role is terminated by the Company before the transaction has completed?

The usual rules for eligibility for vesting will continue to apply: if, before completion of the transaction, your employment has terminated for any reason and you are not actively employed with us at the completion of the transaction, you will not be eligible for this vesting, and your unvested RSUs, PSUs and Stock Options will be forfeited.

Further communication

We will keep you updated on the transaction, and how it will affect your shares and equity awards, as conditions warrant.

Please note that we are continuing to work with our outside legal advisors to provide guidance on the treatment of shares held in our share-purchase plans for employees – the Employee Stock Purchase Plan (ESPP) in the US, the Employee Share Incentive Plan (ESIP) in the UK and the Approved Share Incentive Plan (ASIP) in Ireland. We will be communicating separately in the near future with participants in those programs.

In the meantime, if you have any questions about our share plans and how they will be affected by the transaction, please contact the equityplans@travelport.com mailbox.

2	Jan 2019

Q & A for LTIP equity award holders

Important Information For Investors And Shareholders

Important Information and Where to Find it

The proposed acquisition of Travelport Worldwide Limited (the “Company”) by Siris Capital Group, LLC (“Siris”) and Evergreen Coast Capital Corp (“Evergreen”) will be submitted to the shareholders of the Company for their consideration. In connection with the proposed transaction, the Company will file with the Securities and Exchange Commission (the “SEC”) a proxy statement with respect to a special meeting of the Company’s shareholders to approve the proposed transaction. The definitive proxy statement will be mailed to the Company’s shareholders. the Company also plans to file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SIRIS, EVERGREEN AND THE PROPOSED TRANSACTION. Investors and shareholders will be able to obtain free copies of the proxy statement and other documents containing important information about the Company, Siris and Evergreen, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at ir.travelport.com or by contacting the Company’s Investor Relations Department at +44 (0)1753 288 686.

Certain Information Regarding Participants

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 20, 2018, and in its proxy statement for its 2018 annual meeting of shareholders, which was filed with the SEC on April 25, 2018. To the extent holdings of the Company securities have changed since the amounts printed in the proxy statement for the 2018 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This communication does not constitute a solicitation of proxy, an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” that are not limited to historical facts, but reflect the Company’s current beliefs, expectations or intentions regarding future events. In some cases, you can identify forward-looking statements by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “potential,” “should,” “will”, and “would” or other similar words. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to the costs and other anticipated financial impacts of the proposed transaction; future financial and operating results of the Company; the Company’s plans, objectives, expectations and intentions with respect to future operations and services; approval of the proposed transaction by shareholders; the satisfaction of the closing conditions to the proposed transaction; and the timing of the completion of the proposed transaction.

3	Jan 2019

Q & A for LTIP equity award holders

All forward-looking statements involve significant risks and uncertainties that could cause future results to differ from those expressed by the forward-looking statements, many of which are generally outside the control of the Company and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, (i) the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive required shareholder or regulatory approvals, the taking of governmental action to block the proposed transaction, the inability to obtain required financing, or the failure of other closing conditions, and (ii) the possibility that expected financial results will not be realized, or will not be realized within the expected time period, because of, among other things, factors affecting the level of travel activity, particularly air travel volume, including security concerns, pandemics, general economic conditions, natural disasters and other disruptions; general economic and business conditions in the markets in which the Company operates, including fluctuations in currencies, particularly in the U.S. dollar, and the economic conditions in the Eurozone; pricing, regulatory and other trends in the travel industry; the Company’s ability to obtain travel provider inventory from travel providers, such as airlines, hotels, car rental companies, cruise lines and other travel providers; the Company’s ability to develop and deliver products and services that are valuable to travel agencies and travel providers and generate new revenue streams; maintenance and protection of the Company’s information technology and intellectual property; the impact on travel provider capacity and inventory resulting from consolidation of the airline industry; the impact the Company’s outstanding indebtedness may have on the way the Company operates its business; the Company’s ability to achieve expected cost savings from the Company’s efforts to improve operational and technology efficiency, including through the Company’s consolidation of multiple technology vendors and locations and the centralization of activities; the Company’s ability to maintain existing relationships with travel agencies and to enter into new relationships on acceptable financial and other terms; and the Company’s ability to grow adjacencies, such as payment and mobile solutions; and the impact on business conditions worldwide as a result of political decisions, including the United Kingdom’s decision to leave the European Union.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. The factors listed in the section captioned “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on February 20, 2018, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, filed with the SEC on May 3, 2018, the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, filed with the SEC on August 2, 2018, and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, filed with the SEC on November 1, 2018, provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described in the forward-looking statements. You should be aware that the occurrence of the events described in these risk factors and elsewhere could have an adverse effect on the Company’s business, results of operations, financial position and cash flows.

Forward-looking statements speak only as of the date the statements are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information except to the extent required by applicable securities laws. If the Company does update one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect thereto or with respect to other forward-looking statements. For any forward-looking statements contained in any document, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

4	Jan 2019

Q & A for ESPP participants (US)

What happens to the Employee Stock Purchase Plan for US employees?

In negotiating the terms of the acquisition of Travelport by Siris and Evergreen, it was agreed that Travelport would not make a new offering under our share purchase plans in Q1 of 2019, but that we would allow the Q4 2018 offering to reach its scheduled conclusion on December 31, 2018.

Therefore, we will not be deducting ESPP contributions from paychecks after December 31, 2018.

For amounts contributed during the fourth quarter of 2018, the quarterly purchase was executed as scheduled, with a purchase price of $13.277, 85% of the closing price ($15.62) for Travelport shares on Monday, December 31, 2018. Those shares have now been deposited to participant accounts at Fidelity.

What happens to any Travelport shares that I hold?

All owners of Travelport shares will receive $15.75 in cash for each share upon the completion of the transaction. The payment will be made into the account where you hold your shares (Fidelity, for participants in the US ESPP). We anticipate that the funds will be deposited to your account within a few business days after completion of the transaction.

While we cannot provide tax advice, our understanding is that, if you have certified your account and completed the W-9 (US persons) or W-8BEN (non-US persons) as requested by Fidelity, no US taxes will be withheld by Fidelity on this sale transaction. Further, if you have not certified your account and completed the W-9 or W-8BEN, as appropriate, you may be subject to “backup” withholding of US taxes on the sale proceeds.

Are there any tax consequences of which I should be aware?

Always keep in mind that we are not qualified to offer tax advice. If you have specific questions about your tax position, please consult a qualified tax advisor. Based on our understanding of reporting requirements for “disqualified dispositions,” we offer the following general guidance.

While Fidelity will not withhold taxes from your cash proceeds (if you’ve filed a W-9 or W-8BEN),

•	You may have a liability for capital gains taxes – or, potentially, a credit for capital losses – depending on how much you paid for the shares and the tax rules that apply to you.
•	If you have held shares purchased under the ESPP for less than two years after they were purchased, the sale is regarded as a “disqualified disposition.”
o	For a disqualified disposition, Travelport has an obligation to report the discount that you received at the time of purchase as employment income on your Form W-2 for the year in which the sale occurred.
o	This increases the cost basis for your shares, and decreases the amount reportable as a capital gain (or increase the amount reportable as a capital loss).
•	Some additional guidance will be provided by Fidelity when, in early 2020, it delivers the Form 1099 covering transaction made during 2019.

1	Jan 2019

Q & A for ESPP participants (US)

What happens if I resign, or if my role is terminated by the Company, before the transaction has completed?

A termination of employment will have no impact on the treatment of shares that you have purchased under the ESPP. The tax rules are established by the federal government and other tax authorities.

Further communication

We will provide further communication on what you should be aware of and what you will need to do with regards to the exchange of your shares at the appropriate time.

In the meantime, if you have any questions about how the acquisition will affect our share plans, please contact the equityplans@travelport.com mailbox.

Important Information For Investors And Shareholders

Important Information and Where to Find it

The proposed acquisition of Travelport Worldwide Limited (the “Company”) by Siris Capital Group, LLC (“Siris”) and Evergreen Coast Capital Corp (“Evergreen”) will be submitted to the shareholders of the Company for their consideration. In connection with the proposed transaction, the Company will file with the Securities and Exchange Commission (the “SEC”) a proxy statement with respect to a special meeting of the Company’s shareholders to approve the proposed transaction. The definitive proxy statement will be mailed to the Company’s shareholders. the Company also plans to file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SIRIS, EVERGREEN AND THE PROPOSED TRANSACTION. Investors and shareholders will be able to obtain free copies of the proxy statement and other documents containing important information about the Company, Siris and Evergreen, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at ir.travelport.com or by contacting the Company’s Investor Relations Department at +44 (0)1753 288 686.

Certain Information Regarding Participants

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 20, 2018, and in its proxy statement for its 2018 annual meeting of shareholders, which was filed with the SEC on April 25, 2018. To the extent holdings of the Company securities have changed since the amounts printed in the proxy statement for the 2018 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.

2	Jan 2019

Q & A for ESPP participants (US)

No Offer or Solicitation

This communication does not constitute a solicitation of proxy, an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” that are not limited to historical facts, but reflect the Company’s current beliefs, expectations or intentions regarding future events. In some cases, you can identify forward-looking statements by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “potential,” “should,” “will”, and “would” or other similar words. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to the costs and other anticipated financial impacts of the proposed transaction; future financial and operating results of the Company; the Company’s plans, objectives, expectations and intentions with respect to future operations and services; approval of the proposed transaction by shareholders; the satisfaction of the closing conditions to the proposed transaction; and the timing of the completion of the proposed transaction.

All forward-looking statements involve significant risks and uncertainties that could cause future results to differ from those expressed by the forward-looking statements, many of which are generally outside the control of the Company and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, (i) the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive required shareholder or regulatory approvals, the taking of governmental action to block the proposed transaction, the inability to obtain required financing, or the failure of other closing conditions, and (ii) the possibility that expected financial results will not be realized, or will not be realized within the expected time period, because of, among other things, factors affecting the level of travel activity, particularly air travel volume, including security concerns, pandemics, general economic conditions, natural disasters and other disruptions; general economic and business conditions in the markets in which the Company operates, including fluctuations in currencies, particularly in the U.S. dollar, and the economic conditions in the Eurozone; pricing, regulatory and other trends in the travel industry; the Company’s ability to obtain travel provider inventory from travel providers, such as airlines, hotels, car rental companies, cruise lines and other travel providers; the Company’s ability to develop and deliver products and services that are valuable to travel agencies and travel providers and generate new revenue streams; maintenance and protection of the Company’s information technology and intellectual property; the impact on travel provider capacity and inventory resulting from consolidation of the airline industry; the impact the Company’s outstanding indebtedness may have on the way the Company operates its business; the Company’s ability to achieve expected cost savings from the Company’s efforts to improve operational and technology efficiency, including through the Company’s consolidation of multiple technology vendors and locations and the centralization of activities; the Company’s ability to maintain existing relationships with travel agencies and to enter into new relationships on acceptable financial and other terms; and the Company’s ability to grow adjacencies, such as payment and mobile solutions; and the impact on business conditions worldwide as a result of political decisions, including the United Kingdom’s decision to leave the European Union.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. The factors listed in the section captioned “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on February 20, 2018, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, filed with the SEC on May 3, 2018, the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, filed with the SEC on August 2, 2018, and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, filed with the SEC on November 1, 2018, provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described in the forward-looking statements. You should be aware that the occurrence of the events described in these risk factors and elsewhere could have an adverse effect on the Company’s business, results of operations, financial position and cash flows.

Forward-looking statements speak only as of the date the statements are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information except to the extent required by applicable securities laws. If the Company does update one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect thereto or with respect to other forward-looking statements. For any forward-looking statements contained in any document, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

3	Jan 2019

Q & A for ESIP participants (UK)

What happens to the Employee Share Incentive Plan (ESIP) for UK employees?

In negotiating the terms of the acquisition of Travelport by Siris and Evergreen, it was agreed that Travelport would not make a new offering under our share-purchase plans in Q1 of 2019, but that we would allow the Q4 2018 offering to reach its scheduled conclusion on 31st December 2018.

Therefore, we will not be deducting ESIP contributions from payslips after 31st December 2018.

For amounts contributed during the fourth quarter of 2018, the quarterly purchase of Partnership Shares was executed as scheduled, with a purchase price equal to the closing price for Travelport shares on Monday, 31st December 2018. Those shares, along with the Matching Shares awarded with them, have now been delivered to participant accounts at Computershare.

What happens to any Travelport shares that I hold?

All owners of Travelport shares – including Partnership, Matching and Dividend Shares in the ESIP – will receive $15.75 in cash for each share at the closing of the transaction. The payment will be made into the account where your shares are held (the Trust at Computershare). Generally, funds will be delivered to the shareholder (in this case, technically, the trust) within two business days after the closing of the transaction. Computershare may require some additional time to convert the funds into GBP and allocate them to participant accounts. The precise timetable for the transaction has not yet been finalized; we will communicate in due course about the timetable and about the process by which funds will be distributed to you from Computershare.

While we cannot provide tax advice, our understanding is that, if you have certified your account and completed the W-9 (US persons) or W-8BEN (non-US persons) as requested by Computershare, no US taxes will be withheld by Computershare on this transaction. Further, if you have not certified your account and completed the W-9 or W-8BEN, as appropriate, you may be subject to withholding of US taxes on the sale proceeds.

Are there any other tax consequences of which I should be aware?

Always keep in mind that we are not qualified to offer tax advice. If you have specific questions, you should consult a qualified tax advisor.

We are working with our outside counsel to obtain guidance about the UK tax treatment of the sale of shares held in the ESIP, and we will provide additional information as it becomes available and as we approach the closing of the transaction.

1	Jan 2019

Q & A for ESIP participants (UK)

What happens if I choose to sell my Partnership Shares before the transaction has completed?

The ESIP will continue to operate under its standard rules until the closing date of the transaction.

•	If you sell your Partnership Shares within three years after they were purchased, you will be required to pay Income Tax and National Insurance Contributions on the value of the shares at the time you sell them. You will also forfeit the Matching Shares associated with the Partnership shares that you sell.
•	If you sell Partnership Shares or Matching Shares at least three years, but less than five years, after they were purchased or awarded, you will be required to pay Income Tax and National Insurance Contributions on the lesser of (a) the value at the time of the sale or (b) the value at the time the shares were purchased or awarded.

What happens if I resign before the transaction has completed?

If you voluntarily resign, and cease to be actively employed by Travelport, prior to the closing date of the transaction, you will be required to remove your shares from the ESIP.

•	If you remove your Partnership Shares within three years after they were purchased, you will be required to pay Income Tax and National Insurance Contributions on the value of the shares at the time you remove them. You will also forfeit the Matching Shares associated with the Partnership Shares that you have removed.
•	If you remove Partnership Shares or Matching Shares at least three years, but less than five years, after they were purchased or awarded, you will be required to pay Income Tax and National Insurance Contributions on the lesser of (a) the value at the time they are removed from the ESIP or (b) the value at the time the shares were purchased or awarded.
•	You must hold your Dividend Shares for at least three years before you can remove them from the ESIP. If you remove the Dividend Shares after three years, no Income Tax and National Insurance Contributions are due at the time of the sale.

What happens if my employment is otherwise terminated before the transaction has completed?

If your employment is terminated due to a “special circumstance” – for example, death, disability or redundancy – the removal of your Partnership, Matching and Dividend Shares will not be give rise to Income Tax or National Insurance Contributions.

In this circumstance, you may (if you choose) keep your Partnership, Matching and Dividend Shares in the ESIP until completion of the transaction.

Further communication

We will provide further communication on what you should be aware of and what you will need to do with regards to the exchange of your shares and equity awards for cash at the appropriate time.

In the meantime, if you have any questions about how the acquisition will affect our share plans, please contact the equityplans@travelport.com mailbox.

2	Jan 2019

Q & A for ESIP participants (UK)

Important Information For Investors And Shareholders

Important Information and Where to Find it

The proposed acquisition of Travelport Worldwide Limited (the “Company”) by Siris Capital Group, LLC (“Siris”) and Evergreen Coast Capital Corp (“Evergreen”) will be submitted to the shareholders of the Company for their consideration. In connection with the proposed transaction, the Company will file with the Securities and Exchange Commission (the “SEC”) a proxy statement with respect to a special meeting of the Company’s shareholders to approve the proposed transaction. The definitive proxy statement will be mailed to the Company’s shareholders. the Company also plans to file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SIRIS, EVERGREEN AND THE PROPOSED TRANSACTION. Investors and shareholders will be able to obtain free copies of the proxy statement and other documents containing important information about the Company, Siris and Evergreen, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at ir.travelport.com or by contacting the Company’s Investor Relations Department at +44 (0)1753 288 686.

Certain Information Regarding Participants

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 20, 2018, and in its proxy statement for its 2018 annual meeting of shareholders, which was filed with the SEC on April 25, 2018. To the extent holdings of the Company securities have changed since the amounts printed in the proxy statement for the 2018 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This communication does not constitute a solicitation of proxy, an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” that are not limited to historical facts, but reflect the Company’s current beliefs, expectations or intentions regarding future events. In some cases, you can identify forward-looking statements by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “potential,” “should,” “will”, and “would” or other similar words. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to the costs and other anticipated financial impacts of the proposed transaction; future financial and operating results of the Company; the Company’s plans, objectives, expectations and intentions with respect to future operations and services; approval of the proposed transaction by shareholders; the satisfaction of the closing conditions to the proposed transaction; and the timing of the completion of the proposed transaction.

3	Jan 2019

Q & A for ESIP participants (UK)

All forward-looking statements involve significant risks and uncertainties that could cause future results to differ from those expressed by the forward-looking statements, many of which are generally outside the control of the Company and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, (i) the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive required shareholder or regulatory approvals, the taking of governmental action to block the proposed transaction, the inability to obtain required financing, or the failure of other closing conditions, and (ii) the possibility that expected financial results will not be realized, or will not be realized within the expected time period, because of, among other things, factors affecting the level of travel activity, particularly air travel volume, including security concerns, pandemics, general economic conditions, natural disasters and other disruptions; general economic and business conditions in the markets in which the Company operates, including fluctuations in currencies, particularly in the U.S. dollar, and the economic conditions in the Eurozone; pricing, regulatory and other trends in the travel industry; the Company’s ability to obtain travel provider inventory from travel providers, such as airlines, hotels, car rental companies, cruise lines and other travel providers; the Company’s ability to develop and deliver products and services that are valuable to travel agencies and travel providers and generate new revenue streams; maintenance and protection of the Company’s information technology and intellectual property; the impact on travel provider capacity and inventory resulting from consolidation of the airline industry; the impact the Company’s outstanding indebtedness may have on the way the Company operates its business; the Company’s ability to achieve expected cost savings from the Company’s efforts to improve operational and technology efficiency, including through the Company’s consolidation of multiple technology vendors and locations and the centralization of activities; the Company’s ability to maintain existing relationships with travel agencies and to enter into new relationships on acceptable financial and other terms; and the Company’s ability to grow adjacencies, such as payment and mobile solutions; and the impact on business conditions worldwide as a result of political decisions, including the United Kingdom’s decision to leave the European Union.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. The factors listed in the section captioned “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on February 20, 2018, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, filed with the SEC on May 3, 2018, the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, filed with the SEC on August 2, 2018, and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, filed with the SEC on November 1, 2018, provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described in the forward-looking statements. You should be aware that the occurrence of the events described in these risk factors and elsewhere could have an adverse effect on the Company’s business, results of operations, financial position and cash flows.

Forward-looking statements speak only as of the date the statements are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information except to the extent required by applicable securities laws. If the Company does update one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect thereto or with respect to other forward-looking statements. For any forward-looking statements contained in any document, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

4	Jan 2019

Q & A for ASIP participants (Ireland)

What happens to the Approved Share Incentive Plan (ASIP) for Irish employees?

In negotiating the terms of the acquisition of Travelport by Siris and Evergreen, it was agreed that Travelport would not make a new offering under our share-purchase plans in Q1 of 2019, but that we would allow the Q4 2018 offering to reach its scheduled conclusion on 31st December 2018.

Therefore, we will not be deducting ASIP contributions from payslips after 31st December 2018.

For amounts contributed during the fourth quarter of 2018, the quarterly purchase was executed as scheduled, with a purchase price equal to the closing price for Travelport shares on Monday, 31st December 2018 ($15.62 USD per share, which converted to €13.6628 per share). Those shares have now been deposited to participant accounts at Computershare.

What happens to any Travelport shares that I hold?

All owners of Travelport shares – including Partnership and Matching Shares in the ASIP – will receive $15.75 (USD) in cash for each share at completion of the transaction. The payment will be made into the account where your shares are held (the trust at Computershare, for shares held under the ASIP). Generally, funds will be delivered to the shareholder (in this case, technically, the trust) within two business days after completion of the transaction. Computershare may require some extra time to convert the funds into EUR and allocate them to participant accounts. The precise timetable for the transaction has not yet been finalized; we will communicate in due course about the timetable and about the process by which funds will be distributed to you from Computershare.

While we cannot provide tax advice, our understanding is that, if you have certified your account and completed the W-9 (US persons) or W-8BEN (non-US persons) as requested by Computershare, no US taxes will be withheld by Computershare on this transaction. Further, we have been told that, if you have not certified your account and completed the W-9 or W-8BEN, as appropriate, you may be subject to “backup” withholding of US taxes on the sale proceeds.

Are there any other tax consequences of which I should be aware?

Always keep in mind that we are not qualified to offer tax advice. If you have specific questions, you should consult a qualified tax advisor. Since this event does not qualify as a special circumstance under Irish tax legislation, we are advised that the compulsory exchange of shares for cash upon completion of the transaction will be treated as a normal sale of shares under the rules of the plan. Because no shares acquired under the ASIP have been held for more than three years, this means:

•	Income tax: The income tax exemption that applied when you were initially awarded your free Matching Shares will be lost. Income tax is clawed back on the lesser of (i) the initial market value of the matching shares, i.e. the value of the shares when they were awarded to you, and (ii) the cash proceeds for the shares (the EUR equivalent of $15.75). Income tax is payable on this amount at your marginal rate of either 20% or 40%.

1	Jan 2019

Q & A for ASIP participants (Ireland)

•	Capital gains tax (CGT): The disposal of shares for cash is also a capital event for tax purposes. You may be liable for capital gains tax on the difference between (i) the sale proceeds of the EUR equivalent of $15.75 per share and (ii) the "base cost" of your shares, which is the value of the shares when they were awarded. CGT is payable at 33%, subject to the annual personal CGT exemption of EUR 1,270.

What happens if I choose to sell my Partnership Shares before the transaction has completed?

With the exception of the fact that there will be no new offerings after Q4 of 2018, the ASIP will continue to operate under its standard rules until the completion of the transaction. The standard rules for sales of shares would apply (see the answer to the previous question).

What happens if I resign before the transaction has completed?

If you voluntarily leave, and cease to be actively employed by Travelport prior to the completion of the transaction, you will cease to be a participant. Any shares you hold in the Plan can remain in trust until the completion of the transaction or until you have completed the three-year holding period for maximum tax benefits, if that comes earlier.

What happens if my role is terminated by the Company before the transaction has completed?

If your employment is terminated due to a “special circumstance” – for example, death, disability or redundancy:

•	Matching Shares will be subjected to income tax on 50% of the market value of shares on the date they were allocated or 50% of the market value when they cease to be held in the Plan, whichever is lower, if shares are held in trust less than three years after purchase date.

•	You may have an obligation to pay capital gains tax (CGT) if you sell shares at a value higher than the value at the time they were purchased or awarded.

Any contributions you’ve already made will be returned to you via payroll after deduction of income tax, if applicable.

Further communication

We will provide further communication on what you should be aware of and what you will need to do with regards to the exchange of your shares and equity awards for cash at the appropriate time.

In the meantime, if you have any questions about how the acquisition will affect our share plans, please contact the equityplans@travelport.com mailbox.

2	Jan 2019

Q & A for ASIP participants (Ireland)

Important Information For Investors And Shareholders

Important Information and Where to Find it

The proposed acquisition of Travelport Worldwide Limited (the “Company”) by Siris Capital Group, LLC (“Siris”) and Evergreen Coast Capital Corp (“Evergreen”) will be submitted to the shareholders of the Company for their consideration. In connection with the proposed transaction, the Company will file with the Securities and Exchange Commission (the “SEC”) a proxy statement with respect to a special meeting of the Company’s shareholders to approve the proposed transaction. The definitive proxy statement will be mailed to the Company’s shareholders. the Company also plans to file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SIRIS, EVERGREEN AND THE PROPOSED TRANSACTION. Investors and shareholders will be able to obtain free copies of the proxy statement and other documents containing important information about the Company, Siris and Evergreen, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at ir.travelport.com or by contacting the Company’s Investor Relations Department at +44 (0)1753 288 686.

Certain Information Regarding Participants

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 20, 2018, and in its proxy statement for its 2018 annual meeting of shareholders, which was filed with the SEC on April 25, 2018. To the extent holdings of the Company securities have changed since the amounts printed in the proxy statement for the 2018 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This communication does not constitute a solicitation of proxy, an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” that are not limited to historical facts, but reflect the Company’s current beliefs, expectations or intentions regarding future events. In some cases, you can identify forward-looking statements by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “potential,” “should,” “will”, and “would” or other similar words. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to the costs and other anticipated financial impacts of the proposed transaction; future financial and operating results of the Company; the Company’s plans, objectives, expectations and intentions with respect to future operations and services; approval of the proposed transaction by shareholders; the satisfaction of the closing conditions to the proposed transaction; and the timing of the completion of the proposed transaction.

3	Jan 2019

Q & A for ASIP participants (Ireland)

All forward-looking statements involve significant risks and uncertainties that could cause future results to differ from those expressed by the forward-looking statements, many of which are generally outside the control of the Company and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, (i) the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive required shareholder or regulatory approvals, the taking of governmental action to block the proposed transaction, the inability to obtain required financing, or the failure of other closing conditions, and (ii) the possibility that expected financial results will not be realized, or will not be realized within the expected time period, because of, among other things, factors affecting the level of travel activity, particularly air travel volume, including security concerns, pandemics, general economic conditions, natural disasters and other disruptions; general economic and business conditions in the markets in which the Company operates, including fluctuations in currencies, particularly in the U.S. dollar, and the economic conditions in the Eurozone; pricing, regulatory and other trends in the travel industry; the Company’s ability to obtain travel provider inventory from travel providers, such as airlines, hotels, car rental companies, cruise lines and other travel providers; the Company’s ability to develop and deliver products and services that are valuable to travel agencies and travel providers and generate new revenue streams; maintenance and protection of the Company’s information technology and intellectual property; the impact on travel provider capacity and inventory resulting from consolidation of the airline industry; the impact the Company’s outstanding indebtedness may have on the way the Company operates its business; the Company’s ability to achieve expected cost savings from the Company’s efforts to improve operational and technology efficiency, including through the Company’s consolidation of multiple technology vendors and locations and the centralization of activities; the Company’s ability to maintain existing relationships with travel agencies and to enter into new relationships on acceptable financial and other terms; and the Company’s ability to grow adjacencies, such as payment and mobile solutions; and the impact on business conditions worldwide as a result of political decisions, including the United Kingdom’s decision to leave the European Union.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. The factors listed in the section captioned “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on February 20, 2018, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, filed with the SEC on May 3, 2018, the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, filed with the SEC on August 2, 2018, and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, filed with the SEC on November 1, 2018, provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described in the forward-looking statements. You should be aware that the occurrence of the events described in these risk factors and elsewhere could have an adverse effect on the Company’s business, results of operations, financial position and cash flows.

Forward-looking statements speak only as of the date the statements are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information except to the extent required by applicable securities laws. If the Company does update one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect thereto or with respect to other forward-looking statements. For any forward-looking statements contained in any document, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

4	Jan 2019